PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Small/Medium Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® International Equity Investments

PACE® Large Co Value Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2011

February 22, 2012

Dear Investor,

The purpose of this supplement is to update information regarding PACE Small/Medium Co Value Equity Investments ("Small/Medium Co Value Equity Investments"), PACE Large Co Growth Equity Investments ("Large Co Growth Equity Investments"), PACE International Equity Investments ("International Equity Investments") and PACE Large Co Value Equity Investments ("Large Co Value Equity Investments") (each, a "fund"), separate series of PACE Select Advisors Trust (the "Trust").

With respect to Small/Medium Co Value Equity Investments, this supplement updates information regarding the fund's investment advisory arrangements. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the Trust's Board of Trustees (the "Board"). A significant service you receive with the fund is the on-going review and due diligence by UBS Global AM of the fund's investment advisors. At the recommendation of UBS Global AM, the Trust's Board has appointed Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") to serve as a new, additional investment advisor to the fund. Kayne Anderson Rudnick will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on or about February 27, 2012. Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P., the fund's current investment advisors, will continue to manage other portions of the fund's portfolio as allocated by UBS Global AM and approved by the Board. The changes are described in greater detail in Section I of this supplement, below.

With respect to Large Co Growth Equity Investments, this supplement updates information regarding the fund's investment advisory arrangements. At the recommendation of UBS Global AM, the Trust's Board has recently approved a change in the advisory fees payable to Delaware Management Company ("Delaware") by UBS

ZS-529

Global AM (not the fund). The overall management fees and expenses paid by the fund, however, will not change. The change is described in greater detail in Section II of this supplement, below.

With respect to International Equity Investments, this supplement updates information related to the portfolio management teams for Martin Currie Inc. ("Martin Currie") and Mondrian Investment Partners Limited ("Mondrian"), investment advisors to the fund. Effective January 1, 2012, Christine Montgomery has replaced James Fairweather as the portfolio manager for the portion of the fund's assets advised by Martin Currie. Effective immediately, Emma R.E. Lewis is no longer a portfolio manager for the portion of the fund's assets advised by Mondrian. The other three portfolio managers of Mondrian, Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie, remain primarily responsible for the day-to-day management of Mondrian's portion of the fund's assets. The changes are described in Section III of this supplement, below.

With respect to Large Co Value Equity Investments, this supplement updates information related to the portfolio management team for Westwood Management Corp. ("Westwood"), an investment advisor to the fund. Effective February 7, 2012, Susan M. Byrne is no longer serving as a portfolio manager, and Mark R. Freeman, Jay K. Singhania, Lisa Dong, Todd L. Williams and Scott D. Lawson are primarily responsible for the day-to-day management of the portion of the fund's assets advised by Westwood. The changes are described in Section IV of this supplement, below.

I. Small/Medium Co Value Equity Investments

Effective as of February 27, 2012, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 40 of the Prospectuses is revised by replacing the second sentence of the first full paragraph of that section with the following:

Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 40 of the Prospectuses is revised by inserting the following after the final paragraph of that section:

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model and strategies, and competitive advantages. Financial analysis involves an historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe. The portfolio managers establish price ranges for each security held, these prices are developed in consideration of expected return and comparative valuation, and they are actively monitored. Sector weights are also actively evaluated.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" beginning on page 41 of the Prospectuses is revised by adding the following sentence before the final sentence of that paragraph:

Kayne Anderson Rudnick assumed day-to-day management of a separate portion of the fund's assets on or about February 27, 2012.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 42 of the Multi-Class Prospectus and page 41 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Buckhead, MetWest Capital, Systematic and Kayne Anderson Rudnick serve as the fund's investment advisors.

The section captioned "PACE Small/Medium Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers advisors" on page 42 of the Multi-Class Prospectus and page 41 of the Class P Prospectus is revised by inserting the following as the final bullet point:

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since February 2012.

The section captioned "More information about the funds—PACE Small/Medium Co Value Equity Investments—Investment objective and principal strategies" and sub-headed "Management process" beginning on page 82 of the Multi-Class Prospectus and page 82 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "More information about the funds—PACE Small/Medium Co Value Equity Investments—Investment objective and principal strategies" and sub-headed "Management process" beginning on page 82 of the Multi-Class Prospectus and page 82 of the Class P Prospectus is revised by inserting the following after the second paragraph of that section:

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves an historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe, using a variety of proprietary models to establish the value of a business under various scenarios.

The portfolio managers, in consultation with the analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

The section captioned "Management" and sub-headed "Management and administration fees" beginning on page 115 of the Multi-Class Prospectus and page 114 of the Class P Prospectus is revised by inserting the following as the final sentence of the final paragraph of that section:

Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after January 31, 2012 will be available in the funds' annual report to shareholders for the fiscal year ended July 31, 2012.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Small/Medium Co Value Equity Investments" beginning on page 122 of the Multi-Class Prospectus and page 121 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as investment advisors for PACE Small/Medium Co Value Equity Investments.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Small/Medium Co Value Equity Investments" beginning on page 122 of the Multi-Class Prospectus and page 121 of the Class P Prospectus is revised by inserting the following as the final paragraph of that section:

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadviser to mutual funds and as an investment adviser to institutions and individuals and has approximately $5.5 billion in assets under management as of December 31, 2011. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since February 2012. Julie Kutasov is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials and producer durables sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization producer-durables and energy sectors. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management.

The section captioned "The funds and their investment policies" and sub-headed "PACE Small/Medium Co Value Equity Investments" beginning on page 11 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "PACE Small/Medium Co Value Equity Investments" on page 99 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), UBS Global AM (not the fund) pays Buckhead a fee in the annual amount of 0.40% for the first $100 million of the fund's average daily net assets that it manages and 0.35% of the fund's average daily net assets that it manages in excess of $100 million; MetWest Capital and Systematic each a fee in the annual amount of 0.40% of the fund's average daily net assets that each manages; and Kayne Anderson Rudnick a fee in the annual amount of 0.40% on the first $50 million, 0.35% on the assets between $50 million and $100 million and 0.30% on the assets over $100 million, all on the portion of the Fund's average daily net assets that Kayne Anderson Rudnick manages. For the fiscal years ended July 31, 2011, July 31, 2010, and July 31, 2009, UBS Global AM paid or accrued aggregate investment advisory fees to Ariel Investments, LLC (an investment advisor for the fund until May 29, 2009), Buckhead, MetWest Capital, Opus Capital Group, LLC (an investment advisor for the fund until May 29, 2009) and Systematic of $1,688,908, $1,532,475 and $1,276,425, respectively. Kayne Anderson Rudnick was not yet serving as an investment advisor, and thus UBS Global AM did not pay or accrue investment advisory fees to it during those periods. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Investment advisory arrangements" and sub-headed "PACE Small/Medium Co Value Equity Investments" on page 99 of the SAI is revised by inserting the following as the final paragraph of that section:

Kayne Anderson Rudnick Investment Management, LLC is a wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded asset management company.

In the section captioned "Proxy voting policies and procedures", the heading "PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P." on page 134 of the SAI is replaced with the following:

PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P and Kayne Anderson Rudnick Investment Management, LLC

The section captioned "PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management,

L.P." beginning on page 134 of the SAI is revised by inserting the following as the final paragraphs of that section:

Kayne Anderson Rudnick Investment Management, LLC. Kayne Anderson Rudnick has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940.

The principles for voting proxies are as follows:

1. The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "quality" companies for the portfolios of its clients. One of the four main criteria for "quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "poison pills" and other anti-takeover measures are not supported, even if recommended by management.

2. To assist it in analyzing proxies, Kayne Anderson Rudnick subscribes to Institutional Shareholder Services Inc. (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. Kayne Anderson Rudnick fully reviews and approves the ISS Proxy Voting Guidelines and follows its recommendations on most issues brought to a shareholder vote. In special circumstances, where a Kayne Anderson Rudnick research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of its investment clients, Kayne Anderson Rudnick will override an ISS recommendation. Two members of the Investment Compliance Committee can approve an override.

3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

4. Kayne Anderson Rudnick may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. Kayne Anderson Rudnick and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality.

The section captioned "Portfolio managers" and sub-headed "PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P." on page 172 of the SAI is replaced with the following:

PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC

The section captioned "Portfolio managers" and sub-headed "PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and

Systematic Financial Management, L.P." beginning on page 172 of the SAI is revised by inserting the following as the final paragraphs of that section:

Kayne Anderson Rudnick Investment Management, LLC.

Julie Kutasov and Craig Stone are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Kayne Anderson Rudnick. The following tables provide information relating to other accounts managed by Julie Kutasov and Craig Stone as of December 31, 2011.

Julie Kutasov

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	0	6,210
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$415	$0	$1,687
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Craig Stone

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	0	6,481
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$415	$0	$1,740
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the fund's investments and the investments of any other accounts that they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the firm may have in place that could benefit the fund and/or such other accounts. Kayne Anderson Rudnick works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. The firm has established trading policies and procedures designed to limit conflicts of interest between the fund and other accounts managed by Kayne Anderson Rudnick.

Compensation. Investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne Anderson Rudnick management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units and Virtus Stock Options.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The firm believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Ownership of fund shares. As of December 31, 2011, Ms. Kutasov and Mr. Stone owned no shares of the fund.

II. Large Co Growth Equity Investments

At the recommendation of UBS Global AM, the Trust's Board has recently approved a change in the advisory fees payable to Delaware, such that Delaware will be paid by UBS Global AM (not the fund) a fee in the amount of 0.40% of the fund's average daily net assets that it manages up to and including $200 million and 0.35% of the average daily net assets that it manages above $200 million. This change is effective as of January 1, 2012. Prior to the change, Delaware was paid a flat fee in the amount of 0.40% of the fund's average daily net assets that it managed.

Effective immediately, the SAI is hereby revised as follows:

The section captioned "Investment advisory arrangements" and sub-headed "PACE Large Co Growth Equity Investments" on page 98 of the SAI is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Marsico Capital Management, LLC ("MCM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury"), UBS Global AM (not the fund) pays each of MCM and Wellington Management a fee in the annual amount of 0.30% of the fund's average daily net assets that they manage; Delaware, effective January 1, 2012, a fee in the amount of 0.40% of the fund's average daily net assets that it manages up to and including $200 million and 0.35% of the average daily net assets that it manages above $200 million (prior to that time, Delaware was paid a fee in the amount of 0.40% of the fund's average daily net assets that it managed); and Roxbury a fee in the amount of 0.25% of the fund's average daily net assets that it manages up to and including $250 million and 0.20% of the average daily net assets that it manages above $250 million.

III. International Equity Investments

Changes Related to Martin Currie's Portfolio Management

Effective immediately, the Prospectuses and the SAI are hereby revised as follows:

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Portfolio managers" beginning on page 50 of the Multi-Class Prospectus and page 49 of the Class P Prospectus is revised by replacing the final bullet point with the following:

•  Martin Currie—Christine Montgomery, Director and Portfolio Manager, has been a portfolio manager of the fund since January 2012.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE International Equity Investments" beginning on page 124 of the Multi-Class Prospectus and page 122 of the Class P Prospectus is revised by replacing the second through fourth sentences of the final paragraph of that section with the following:

Christine Montgomery is a director in Martin Currie's global team with responsibility for the Martin Currie's EAFE (i.e., Europe, Australasia and the Far East) and ACWI (i.e., All Country World Index) ex-US mandates. Ms. Montgomery joined Martin Currie in 2009 and has served as the fund's portfolio manager since January 2012. Prior to joining Martin Currie, Ms. Montgomery was an investment partner at Edinburgh Investment Partners from 2007 to 2009, managing global and international portfolios for institutional clients. From 2001 to 2006, Ms. Montgomery was a global equities fund manager at Franklin Templeton Investments.

The section captioned "Portfolio managers" and sub-headed "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc." beginning on page 179 of the SAI is revised by replacing the first two paragraphs of that section with the following:

Christine Montgomery, Director and Portfolio Manager at Martin Currie Inc. ("Martin Currie"), has responsibility for Martin Currie's EAFE (i.e., Europe, Australasia and the Far East) and ACWI (i.e., All Country World Index) ex-US mandates. Ms. Montgomery joined Martin Currie in 2009 and serves as the portfolio manager for the fund.

The following table provides information relating to other accounts managed by Ms. Montgomery as of December 31, 20111:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	0	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions USD)	$318	$0	$689
Assets Managed with Performance-Based Advisory Fees (in millions USD)	$0	$0	$0

1  Martin Currie calculates other accounts managed on a quarterly basis only.

The section captioned "Portfolio managers", sub-headed "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment

Management Inc." and sub-captioned "Ownership of fund shares" on page 180 of the SAI is revised by replacing the section with the following:

Ownership of fund shares. As of January 31, 2012, Christine Montgomery owned no shares of the fund.

Changes Related to Mondrian's Portfolio Management

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The Prospectuses and SAI are revised to remove all references and disclosure related to Emma R.E. Lewis as a portfolio manager for the portion of the fund's assets advised by Mondrian.

IV.  Large Co Value Equity Investments

Effective immediately, the Prospectuses and the SAI are hereby revised as follows:

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 33 of the Prospectuses is revised by replacing the second bullet point with the following:

•  Westwood—Mark R. Freeman, Executive Vice President and Chief Investment Officer, Jay K. Singhania, Senior Vice President and Portfolio Manager, Lisa Dong, Senior Vice President and Portfolio Manager, Todd L. Williams, Senior Vice President and Portfolio Manager, and Scott D. Lawson, Vice President and Portfolio Manager, have been portfolio managers of the fund since February 2012.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Large Co Value Equity Investments" beginning on page 120 of the Multi-Class Prospectus and page 118 of the Class P Prospectus is revised by replacing the third and fourth sentences of the fifth paragraph of that section with the following:

Mark R. Freeman, CFA, has served as Executive Vice President and Chief Investment Officer for Westwood since February 2012. Prior to this appointment, he served as Executive Vice President and Co-Chief Investment Officer for Westwood from December 2010 until 2012, and as Senior Vice President and Portfolio Manager from 2006 to 2010. He joined Westwood in 1999 and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman has served on the portfolio team for the fund since 1999.

Jay K. Singhania, CFA, has served as Senior Vice President and Portfolio Manager for Westwood since December 2010. Prior to this appointment, he served as Vice President and Portfolio Manager for Westwood from June 2004 to December 2010. He joined Westwood in 2001 and served as Assistant Vice President and Research Analyst from July 2002 to June 2004. Mr. Singhania has served on the portfolio team for the fund since April 2008.

Lisa Dong, CFA, has served as Senior Vice President and Portfolio Manager for Westwood since December 2010. Prior to this appointment, she served as Vice President and Portfolio Manager for Westwood from June 2005 to December 2010. She joined Westwood in 2000 and served as Assistant Vice President and Research Analyst from October 2001 to July 2005. Ms. Dong has served on the portfolio team for the fund since April 2008.

Todd L. Williams, CFA, has served as Senior Vice President and Portfolio Manager for Westwood since February 2012. Prior to this appointment, he served as Vice President and Portfolio Manager for Westwood from

2005 until 2012, as Assistant Vice President and Research Analyst from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining Westwood, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams has served on the portfolio team for the fund since April 2008.

Scott D. Lawson, CFA, has served as Vice President and Portfolio Manager since joining Westwood in October 2003. Prior to joining Westwood, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the technology and industrial sectors. Mr. Lawson has served on the portfolio team for the fund since October 2003.

The section captioned "Portfolio managers", sub-headed "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Westwood Management Corp." and sub-captioned "Westwood Management Corp." beginning on page 163 of the SAI is revised by replacing the first two paragraphs of that section with the following:

Mark R. Freeman, Jay K. Singhania, Lisa Dong, Todd L. Williams and Scott D. Lawson are the portfolio managers primarily responsible for the day-to-day management of Westwood's share of the fund's assets.

The following tables provide information relating to other accounts managed by Messrs. Freeman, Singhania, Williams and Lawson and Ms. Dong as of December 31, 2011:

Mark R. Freeman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	15	66
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,805.2	$1,113.6	$3,804
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$184.2

Jay K. Singhania:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	7	64
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$1,239.8	$650.8	$3,783.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$370.1

Lisa Dong:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	14	75
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,316.1	$844	$3,963.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$184.2

Scott D. Lawson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	5	71
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,239.8	$632.8	$3,595.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$184.2

Todd L. Williams:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	15	66
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,784	$1,113.6	$3,804
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$184.2

The section captioned "Portfolio managers", sub-headed "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Management, LLC and Westwood Management Corp." and sub-captioned "Ownership of fund shares" on page 164 of the SAI is revised by replacing the section with the following:

Ownership of fund shares. As of December 31, 2011, none of the portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.